Exhibits 10.1

FINANCING AGREEMENT No. [***], BETWEEN THE BRAZILIAN DEVELOPMENT BANK - BNDES AND EVE SOLUÇÕES DE MOBILIDADE AÉREO URBANA LTDA., WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

THE BRAZILIAN DEVELOPMENT BANK -BNDES, hereinafter referred to as BNDES, a federal public corporation, with its registered office in Brasília, Federal District, and its services in this city, at Avenida República do Chile No. 100, registered with the CNPJ under No. [***], by its undersigned representatives;

AND

EVE SOLUÇÕES DE MOBILIDADE AÉREO URBANA LTDA., hereinafter referred to as the CLIENT, a limited liability company, with its registered office in São Jose dos Campos, State of São Paulo, at Rodovia Presidente Dutra, s/no. - KM 134, registered under CNPJ no. [***], by its undersigned representatives; and, also acting as INTERVENING PARTY EMBRAER S.A., a corporation, with its registered office in São José dos Campos, State of São Paulo, at Avenida Brigadeiro Faria Lima, no. 2.170, registered under CNPJ no. [***], by its undersigned representatives; have agreed to what is contained in the following clauses:

FIRST

NATURE, AMOUNT AND PURPOSE

The CREDITOR hereby opens a credit line to the CLIENT, divided into 4 (four) Sub-credits:

I  -  Sub-credit "A": in the amount of R$ 140,000,000.00 (one hundred and forty million Reais), to the account of its ordinary resources, which are composed, among other sources, of the resources of the Worker Support Fund – FAT and the resources originating from FAT - Special Deposits, respecting, as to its allocation, the legislation applicable to each of the aforementioned sources, subject to the provisions of [***];

II  - Sub-credit "B": in the amount of R$ 60,000,000.00 (sixty million Reais), equivalent to US$ 10,768,706.14 (ten million, seven hundred and sixty-eight thousand, seven hundred and six US dollars and fourteen cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of September 13 (thirteen), 2024, to be provided with funds raised by the BNDES System in foreign currency, [***];

III  - Sub-credit “C": in the amount of R$ 210,000,000.00 (two hundred and ten million Reais), to the account of its ordinary resources, which are composed, among other sources, of the resources of the Worker Support Fund – FAT and the resources originating from FAT - Special Deposits, respecting, as to its allocation, the legislation applicable to each of the aforementioned sources, [***];

IV - Sub-credit "D": in the amount of R$ 90,000,000.00 (ninety million Reais), equivalent to US$ 16,153,059.21 (sixteen million, one hundred and fifty-three thousand and fifty-nine US dollars and twenty-one cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of September 13 (thirteen), 2024, to be provided with funds raised by the BNDES System in foreign currency, [***];

1

PARAGRAPH ONE

The credit now open is intended for the deployment of a manufacturing unit for the production of electric vertical takeoff and landing aircraft (eVTOL), in Taubaté, State of São Paulo.

PARAGRAPH TWO

The financing of goods and services intended to execute the purpose referred to in Paragraph One is subject to compliance with the rules and criteria of the BNDES System.

SECOND

UPDATE OF THE AMOUNT OF SUB-CREDITS "B" AND "D"

The unreleased installment of Sub-credits "B" and "D" will be updated daily, from the base date of [***], mentioned in items II and IV of Clause One (Nature, Amount and Purpose), until the date of its release, as provided in the main section and in the Sole Paragraph of Clause Eight (Update of the Debt Amount of Sub-credits "B" and "D").

THIRD

CREDIT AVAILABILITY

The Credit shall be made available to the CLIENT in installments, [***], according to the needs for the realization of the financed project, in compliance with the financial planning of the CREDITOR, which is subject to the determination of the resources for its applications by the National Monetary Council.

PARAGRAPH ONE

Upon release of the funds for this operation, the debts determined by law and those in this Instrument authorized by the CLIENT will be made. The remaining total balance of the funds available to the CLIENT will be immediately transferred to [***].

PARAGRAPH TWO

The total credit must be used by the CLIENT within a period of up to 42 (forty-two) months, [***].

PARAGRAPH THREE

The amount of each installment of Sub-credit "A" and “C” to be made available to the CLIENT will not be subject to [***].

2

FOURTH CREDIT RELEASE CONDITIONS

The release of the credit, in addition to compliance, as applicable, with the conditions set forth in articles 5 and 6 of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS" mentioned in Clause Fourteen (Special Obligations of the CLIENT), is subject to compliance with the following:

I - For release of the first installment of the credit:

a)     [***];

b)     [***];

c)     [***].

II - For release of each installment of the credit:

a)                                  [***];

b)                                  [***];

c)                                   [***];

d)                                  [***].

III - For release of funds from Sub-credits "A" and "B": presentation of [***] to the CREDITOR issued by [***] approved by the [***], in accordance with Clause Eighteen (Guarantee to be Provided), for which the guarantor (s) is responsible for installments(s) of the debt, depending on the amount of the credit to be released, in the minimum global amount of [***]; or for the entire debt.

IV - For release of funds under Sub-credits "C" and "D":

a)                             [***];

b)                             [***].

V - For release of each installment under Sub-credit "A": [***];

VI - For release of each installment under Sub-credit "C": [***];

VII - For the release of each installment of the credit destined to the financing of imported goods and services with the impossibility of supplying similar domestic goods and services:

a)                                  [***]; or

b)                                  [***]; or

c)                                   [***].

3

PARAGRAPH ONE

After the period of use provided for in Clause Three (Credit Availability), without any release of funds, including due to non-compliance with the condition(s) provided for in this Clause, the CREDITOR may, at its discretion, terminate this Instrument, by communicating to the CLIENT, regardless of any other formality or registration, with the consequent extinction of all rights and obligations arising therefrom, as well as the release of guarantees eventually constituted, and the CLIENT shall cancel the registrations related to this Instrument at the competent notaries.

 PARAGRAPH TWO

In the event that the CLIENT and/or the INTERVENTOR object to the certificate issued by the representative or class entity referred to in item "c" of item VII of this Clause, it must present a technical report issued by a technological entity of recognized suitability and technical competence, preferably including the following factors: productivity, quality, usual delivery time of equipment, previous supplies, consumption of energy and raw materials and other performance factors specific to the case, which are considered satisfactory by the BNDES.

PARAGRAPH THREE

The indication of the representative entity referred to in item "c" of item VII or the technological entity referred to in Paragraph Two may or may not be accepted by BNDES, which will not be bound by the understanding contained in the documents presented by said entities regarding the absence of a national equivalent.

  PARAGRAPH FOUR

[***].

FIFTH

INTEREST ON SUB-CREDITS "A" AND "C"

The principal amount of the debt of the CLIENT arising from the sub-credit "A" will bear an interest rate of 2.20% (two integers and twenty hundredths percent) per annum (as remuneration), and that arising from the sub-credit "C" will bear an interest rate of 2.75% (two integers and seventy-five hundredths of a percent) per annum (as compensation) above the Reference Rate (TR) 226, published in the Time Series Management System - SGS of the Central Bank of Brazil, under code no. 226, or any other that may replace it, subject to the system established in the paragraphs of this Clause.

  PARAGRAPH ONE

The daily update will be made based on the Reference Rate [***]

[***].

4

PARAGRAPH TWO

The factor will be applied from [***] of the [***] to the [***] of the following [***].

  PARAGRAPH THREE

The update referred to in this Clause shall be incorporated into the principal of the [***], [***].

 PARAGRAPH FOUR

The percentage of 2.20% (two integers and twenty hundredths percent) or 2.75% (two integers and seventy-five hundredths percent) per annum above the TR referred to in the caption of this Clause, plus the TR itself, will be charged on the outstanding balance on the due date and/or capitalization date of the interest referred to in Paragraph Five or on the maturity or settlement date of this Instrument, taking into account, for the daily calculation of interest, the number of days elapsed between the date of each Financial Event and the due dates referred to above.

 PARAGRAPH FIVE

The amount calculated under the terms of this Clause, will be capitalized every [***].

SIXTH

INTEREST ON SUB-CREDITS "B" AND "D"

The principal amount of the debt owed by the CLIENT under Sub-credit "B" shall bear interest at the rate of 1.10% (one point ten percent) per annum and under Sub-credit "D" at the rate of 1.65% (one point sixty-five percent) per annum plus the fixed rate published by the BNDES System.

PARAGRAPH ONE

The interest calculated under the terms of this Clause will be calculated linearly for calendar days by the proportional system, considering, for the calculation basis, [***]

PARAGRAPH TWO

The amount calculated under the terms of this Clause will be capitalized on the [***].

PARAGRAPH THREE

The Fixed Rate referred to in the main section and Paragraph One of this Clause:

I  - [***]:

a)                 [***];

b)                 [***]

c)                 [***];

II  - [***];

III  - [***].

5

 PARAGRAPH FOUR

The average amortization period of each installment of the credit, referred to in item I of the previous paragraph of this Clause, will be calculated according to the formula below:

[***]

SEVENT

CHANGE IN THE LEGAL CRITERION FOR REMUNERATION OF FUNDS FROM FAT

In the event that the legal criterion for the remuneration of the funds transferred to the BNDES system, originating from the Workers' Assistance Fund - FAT, is replaced, the remuneration provided for in Clause Five (Interest on Sub-credits "A" and "C") may, at the discretion of the CREDITOR, be made according to the new criterion for the remuneration of the aforementioned funds, or another one indicated by the CREDITOR, which, in addition to maintaining the real amount of the operation, remunerates it at the same levels as before. In this case, the CREDITOR will communicate the change, in writing, to the CLIENT.

EIGHTH

UPDATE OF THE DEBT AMOUNT OF SUB-CREDITS "B" AND "D"

The CLIENT’S debit balance from Sub-credits "B" and "D", including the principal, compensatory and late payment interest, expenses, commissions and other agreed charges, will be updated daily according to the US dollar exchange rate fluctuation index (PTAX), sale quotation, published by the Central Bank of Brazil on the previous business day.

SOLE PARAGRAPH

For the purposes of the provisions of the main section of this Clause, on the day on which there is no official quotation, the quotation of the immediately preceding day will be considered.

NINTH
AMORTIZATION

The principal of the debt arising from each Sub-credit of this Instrument shall be paid to the CREDITOR as follows:

I       -              Sub-credits "A” and "C": [***];

II      -              Sub-credits "B” and "D": [***].

6

SOLE PARAGRAPH

The CLIENT undertakes to settle on [***], with the last amortization installment, all obligations of this Instrument.

TENTH

DEBT PROCESSING AND COLLECTION

Principal and charges will be collected by means of a billing document issued by the CREDITOR, in advance, for the CLIENT to settle those obligations on the maturity dates.

PARAGRAPH ONE

Failure to receive the billing document will not exempt the CLIENT from the obligation to pay the principal installments and charges on the dates established in this Instrument.

PARAGRAPH TWO

Considering that the debt arising from the "B" and "D" Sub-credits is subject to daily adjustment, in accordance with Clause Eight (Updating of the Debt Value of Sub-credits "B" and "D") of this Instrument, the collection document referred to in this Clause will be issued by the CREDITOR with the indication of a reference value in BNDES Monetary Unit - UMBNDES or US Dollars, whose quotation must be obtained from the official website of BNDES (www. bndes.gov.br), in the Contractual Currencies section, and the amount to be paid, in the currency determined by the corresponding quotation on the date of actual payment.

PARAGRAPH THREE

The BNDES System will make the information, data and calculations that serve as a basis for calculating the amounts due from Sub-credit "B” and “D” available to the CLIENT.

ELEVENTH
COLLATERAL

In order to guarantee the payment of all the obligations arising from this Instrument, such as the principal, interest, commissions, conventional penalties, fines and expenses, the CLIENT transfers to the CREDITOR, in accordance with Article 66-B of Law 4.728/1965 and, if applicable, the Civil Code, the fiduciary ownership of the machinery and equipment to be acquired, with a minimum total amount of [***].

PARAGRAPH ONE

The CREDITOR reserves the right to request a revaluation of the registered assets if, at its discretion, a depreciation of the guarantee has occurred.

PARAGRAPH TWO

The guarantees constituted in this Clause are considered an indivisible whole in relation to the amount of the debt.

PARAGRAPH THREE

Until the final settlement of this Instrument, the CLIENT undertakes to keep the assets referred to in the main section of this Clause in its safe and undisturbed possession, free and clear of any liens, including fiscal liens.

7

PARAGRAPH FOUR

For the constitution of the fiduciary assets mentioned in the main section, the complete list of the machinery and equipment must be presented by means of a letter, according to the model to be provided by the CREDITOR, duly initialed and signed by its legal representatives, which must contain the following information: quantity, date, amount, the respective registration of the property where they are located and the description, which must include at least the model, serial number, invoice number or other document proving the purchase and sale, equity number, if any, manufacturer and, if applicable, representative in Brazil. The letter, after consideration by the CREDITOR, must be registered at the Registry Office of Titles and Documents of the district where the machinery and equipment is located, and will become an integral part of this Instrument, for all purposes and effects of Law.

PARAGRAPH FIVE

With respect to the [***].

PARAGRAPH SIX

Before the settlement of this Instrument [***].

PARAGRAPH SEVEN

The collateral must correspond to at least [***] of the amount of the debt arising from Sub-credits "C" and "D".

TWELFTH

INSURANCE OF GOODS PLEDGED AS COLLATERAL

The CLIENT must take out and maintain, until the final settlement of his financial obligations, insurance for all the insurable tangible assets constituting the guarantee, mentioned in the main section of Clause Eleven (Collateral), in accordance with the legislation in force, in order to cover the risks of loss of equity value to which the asset is normally subject.

PARAGRAPH ONE

The terms and conditions of the insurance must be determined by the CLIENT in such a way that, in the event of a claim, the amount to be received will be sufficient to replace the asset, rebuild the asset or settle the amounts guaranteed by it, taking into account the debit balance(s) and the amounts to be released under the agreement(s) concluded with the CREDITOR.

PARAGRAPH TWO

The following clauses must be included in the insurance policy that covers the assets constituting the guarantee:

I  - establish the payment of the indemnity to the CREDITOR;

II  - determine that the CREDITOR is immediately notified in case of cancellation of the policy or denial of coverage, even if by unilateral act of the Insurer.

8

PARAGRAPH THREE

The CREDITOR may determine and take out the insurance policy and/or pay the insurance premium for the assets constituting the guarantee, charging the corresponding expenses to the CLIENT’S account, in the event that the said assets are not insured or the insurance premium taken out by the CLIENT is not paid on the due date.

PARAGRAPH FOUR

In the event of a claim, the CREDITOR may use the indemnity received to pay, in whole or in part, the debt guaranteed by the damaged asset or other overdue debts of the CUSTOMER, or authorize its use for the repair, reconstruction or replacement of the said asset.

PARAGRAPH FIVE

The CLIENT undertakes to:

I  - modify or supplement, by means of an endorsement, the conditions of the insurance deemed insufficient by the CREDITOR, taking into account the valuation of the asset carried out or accepted by him;

II  - include, in the policy referred to in Paragraph Two of this Clause, other clauses that, in the judgment of the CREDITOR, are necessary to maintain the balance of the contractual relationship and appropriate to the value and other coverage conditions;

III  - renew the insurance until the expiration date of each policy;

IV  - keep in its possession and present, at the time of taking out or renewing the insurance, or at any other time requested by the CREDITOR, the documents necessary to prove the existence of the insurance described below:

a)            a copy of the policy in force, of any endorsements that change its content;

b)            if the policy has not yet been issued, a statement or certificate issued by the insurer containing all information necessary to characterize the insurance, such as coverage, location or insured property, insured amounts and the inclusion of a beneficiary clause in favor of the CREDITOR; and

c)   proof of full payment of the premium or its overdue installments.

V  - to reimburse to the CREDITOR the amount corresponding to the disbursements referred to in the Paragraph Three of this Clause, within five (5) days from the date of the notice of collection sent to it by the CREDITOR, under penalty of constituting a financial default, subject to the penalties provided for in this Instrument;

VI  - when applicable, prove the use of the indemnity referred to in Paragraph Four of this Clause in the repair, reconstruction or replacement of the asset, within ninety (90) days from the receipt or in a longer period, if granted by the CREDITOR;

VII  - not practice or tolerate or allow to be practiced any act that may harm the rights arising from the insurance.

THIRTEENTH
GUARANTEE

[***]

9

FOURTEENTH

SPECIAL OBLIGATIONS OF THE CLIENT

The CLIENT undertakes to:

I  - comply, as applicable, until final settlement of the debt arising from this Instrument, with the “PROVISIONS APPLICABLE TO BNDES CONTRACTS”, approved by Resolution No. 665, of 12.10.1987, partially amended by Resolution no. 775, of 12.16.1991, by Resolution no. 863, of 3.11.1996, by Resolution no. 878, of 9.4.1996, by Resolution no. 894, of 3.6.1997, by Resolution no. 927, of 4.1.1998, by Resolution no. 976, of 9.24.2001, by Resolution no. 1.571, of 3.4.2008, by Resolution no. 1.832, of 9.15.2009, by Resolution no. 2.078, of 3.15.2011, by Resolution 2.139, of 8.30.2011, by Resolution no. 2.181, of 11.8.2011, by Resolution no. 2.556, of 12.23.2013, by Resolution no. 2.558, of 12.23.2013, by Resolution no. 2.607, of 4.8.2014, by Resolution no. 2.616, of 5.6.2014, by Resolution no. 3.148, of 5.24.2017, by Resolution no. 3.354, of 8.28.2018, by Resolution no. 3.377, of 10.17.2018, and by Resolution no. 3,439, of 12.27.2018, by Resolution no. 3.511, of 8.21.2019, by Resolution No. 3,523, of 9.12.2019, by Resolution No. 3,539, of 10.03.2019, by Resolution no. 3.593, of 02.06.2020, by Resolution no. 3.708, of 11.26.2020, by Resolution no. 3.728, of 1.14.2021, by Resolution no. 3.838, of 12.23.2021 and by Resolution no. 3.914, of 7.7.2022 and by Resolution no. 4.026, of 4.27.2023, all of them by the BNDES Board of Directors, published in the Federal Official Gazette (Section I) of 12.29.1987, 12.27.1991, 4.8.1996, 9.24.1996, 3.19.1997, 4.15.1998, 10.31. 2001, 3.25.2008, 11.6.2009, 4.4.2011, 9.13.2011, 11.17.2011, 1.24.2014, 2.14.2014, 5.6.2014, 9.3.2014, 6.2.2017, 9.17.2018, 11.26.2018, 1.14.2019, 9.4.2019, 10.16.2019, 10.29.2019, 3.4.2020, 1.4.2021, 1.25.2021, 1.10.2022, 7.13.2022 and 6.15.2023, respectively, available on the BNDES' official website (www.bndes.gov.br), the content of which the CLIENT declares to know and accept as an integral and inseparable part of this Instrument, for all legal purposes and effects;

II  - execute and complete the project financed herein within a period of up to 36 (thirty-six) months, counting from the date of formalization of this Instrument, without prejudice to the CREDITOR’S power, under the guarantees constituted in this Instrument, to extend said period, before its final term, or grant additional term, after said term, by express authorization, regardless of other formality or registration, with the agreement of the CLIENT;

III  - submit to the BNDES System, within a period of up to 180 (one hundred and eighty) days, counted from the day following the end of the execution period referred to in item II of this Clause, the Operating License of the project financed herein, officially published, issued by the competent environmental agency;

IV  - keep its obligations related to the project in good standing before the environmental agencies, during the effectiveness of this Instrument, subject to Paragraph Four;

V  - notify the BNDES System of the occurrence of environmental damage that may compromise the project, within [***] days from the acknowledgment date, indicating the measures and actions in progress or already taken by the CLIENT to correct and/or remedy such damages and providing any documents produced/issued related to said event;

VI  - notify the BNDES System, within [***] days from the date on which it becomes aware, that it or any of its managers, its direct or indirect parent companies, its direct or indirect subsidiaries, its employees, agents or representatives, as well as suppliers of a product or service essential to execute the project are involved in an action, procedure and/or lawsuit, judicial or administrative, considered relevant under the terms of Paragraph Two conducted by a national or foreign administrative or judicial authority, provided that they are not under confidentiality or secrecy of justice;

VII  - to provide to the CREDITOR, by [***] during the term of this Instrument, its individual financial statements for the previous year, audited by an independent auditing company registered with the Brazilian Securities and Exchange Commission - CVM;

VIII  - without the prior consent of the CREDITOR, not to grant any preference to other credits, not to amortize shares, not to issue debentures and beneficiary parties or to incur new debts, except:

a)                       loans to meet the CLIENT’S ordinary management business or for the purpose of mere replacement or replacement of material; and

b)                       discounts for commercial purposes held by the CLIENT, resulting from the sale or provision of services;

10

IX - without the prior consent of the CREDITOR, not to dispose of or encumber assets of its non-current assets, except in the case of:

a)                       unserviceable or obsolete goods;

b)                       goods that are replaced by new ones of the same purpose;

c)                       provision of collateral by virtue of a legal determination, to guarantee the court in the event of lawsuits and/or administrative proceedings, in which the CLIENT appears as a defendant; and/or

d)                       fiduciary property constituted as collateral for financing for the acquisition of equipment from the suppliers themselves or the respective financiers.

X  - formally inform the BNDES System, within [***] from its formalization, accompanied by the respective documents, of a spin-off, consolidation or merger, including incorporation of shares, of the CLIENT or any other form of corporate reorganization involving the CLIENT, which implies a change of control, direct or indirect, subject to the provisions of article 39, item III and sole paragraph of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS".

XI - notify the BNDES System, on the date of the event, the name and CPF/MF of a person who, exercising a remunerated function or being among its owners, controllers or officers, has been elected or sworn in as a Federal Deputy or Senator;

XII - keep and preserve the assets given by way of security, in accordance with the provisions of items I and II of Article 1.363 of the Civil Code, being civilly liable for any failure to comply with these obligations;

XIII - submit to the BNDES System, whenever requested, within the fixed period, information containing data identifying the goods or services financed, detailing, when applicable, the machine or equipment, the manufacturer or service provider, the amount, as well as other information that may be requested, in order to prove that the goods and services purchased with resources from this Agreement meet the standards and criteria of the BNDES System and, if applicable, that they are accredited in the BNDES System;

XIV - not to use, in the fulfillment of the purpose described in Clause One (Nature, Amount and Purpose), the resources of this Instrument in activity:

a)                    carried out in any country or territory that is subject to economic or financial sanctions, embargoes or restrictive measures in force, administered or applied by the United Nations Security Council, the Brazilian State or by an authority exercising jurisdiction over the CLIENT; or

b)                       that in any other way, results in a violation by any person (including the BNDES System) of the sanctions referred to in this item;

XV - submit, within a period of up to [***] days, counted from the day following the end of the execution period referred to in item II of this Clause, the licensing or the issuance of a certificate of completion of work or service, issued by the competent public authority, proven by means of the Work Completion Certificate, Inspection Certificate, Construction Completion Certificate, Use Permit, Housing Letter, Occupancy Certificate or other equivalent document capable of attesting to compliance with the standards on accessibility.

XVI - return the funds arising from Sub-credits "B" and "D", whose application is no longer justifiably proven by the CLIENT, in terms satisfactory to the BNDES System, within a period to be established in the written notification sent by the BNDES System, mentioned in Paragraph Two of Clause Seventeen (Notification), updated and remunerated at the interest rate provided for in the Interest Clause of the corresponding Sub-credits, from the date of release of the funds to the CLIENT until the date of their effective return, subject to the provisions of article 37 of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS";

XVII - return the funds arising from Sub-credits "A" and "C" whose application is no longer justifiably proven by the CLIENT, in terms satisfactory to the BNDES System, within a period to be established in the written notification sent by the BNDES System, mentioned in Paragraph Two of Clause Seventeen (Notification), updated and remunerated by the interest rate provided for in the Interest Clause of the corresponding Sub-credits or by the SELIC Rate plus two point twenty percent (2.20%) relating to Sub-credit "A" and two point seventy-five percent (2.75%) relating to Sub-credit "C", whichever is greater, from the date of release of the funds to the CLIENT until the date of their effective return, subject to the provisions of article 37 of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS";

XVIII    - inform the CREDITOR of the transfer of the machinery and equipment that are initially received at the unit of the INTERVENING PARTY EMBRAER in São José dos Campos - SP to the CLIENT’S manufacturing unit in Taubaté-SP, object of the project mentioned in Clause One (Nature, Amount and Purpose), within a period of up to [***] from the date of transfer of the assets, subject to the provisions of Paragraphs Four and Five of Clause Eleven (Collateral).

XIX - maintain unchanged the terms and conditions of the legal instrument that regulates the use of the land on which the object of the project referred to in the Sole Paragraph of Clause One (Nature, Amount and Purpose) is to be built, entered into between the CLIENT and the INTERVENING PARTY EMBRAER S.A., presented under the terms of item "c" of Section I of Clause Four (Conditions for the release of the financial cooperation) of this Instrument, subject to any modification requiring the prior and express authorization of the CREDITOR, in particular but not limited to modifications to its duration, remuneration, object or parties.

11

PARAGRAPH ONE

For the purposes of the special obligation referred to in item VI (notification of relevant proceedings) of this Clause, the CLIENT is considered aware of:

I  - the receipt of summons, subpoena or notification, judicial or out-of-court, made by a judicial or administrative authority, national or foreign;

II  - the communication of the fact by the CLIENT to the competent authority; and

III  I- the adoption of a judicial or out-of-court measure by the CLIENT against the offender.

PARAGRAPH TWO

For the purposes of the special obligation referred to in item VI (notification of relevant proceedings) of this Clause, the following are considered relevant:

I  - all sanctioning administrative proceedings, public civil suits (including administrative misconduct), popular or collective, civil or criminal suits related to the crimes indicated below, when classified as probable or possible loss:

a)  against the national or foreign public administration, against the Democratic Rule of Law, against the economic or tax order, the financial system, the capital market or, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

b)  that result in harassment, discrimination or prejudice based on personal characteristics (such as ethnicity, race, color, socioeconomic status, family situation, nationality, age, sex, sexual orientation, gender identity, religion, beliefs, disability, genetic or health condition, and ideological or political position), irregular, illegal or criminal exploitation of child labor or practices related to work in conditions analogous to slavery, human trafficking, sexual exploitation or the criminal exploitation of prostitution, bullying or sexual harassment, violence against women or crimes against the environment;

II  - all sanctioning administrative proceedings, public civil suits (including administrative misconduct), popular or collective, civil or criminal suits that represent risk to the CLIENT's reputation, regardless of the object or the classification of probability of loss;

III  - procedures or lawsuits against employees, agents or representatives of the CLIENT, in which it can be held responsible or that pose a risk to its reputation;

IV  - procedures or lawsuits against suppliers of a product or service essential to execute the project that pose a risk to the CLIENT's reputation and/or execution of the project.

PARAGRAPH THREE

In the cases referred to in the Paragraph Two of this Clause, the CLIENT shall provide, upon request by the BNDES System, a copy of the decisions and agreements, judicial or extrajudicial, reached in the aforementioned proceedings, as well as detailed information on the measures taken in response to such proceedings.

PARAGRAPH FOUR

Failure to comply with item IV of this Clause shall be deemed to be characterized in the following cases:

I  - when the representations presented to the CREDITOR, pursuant to item III, items "a", "b" and "d" of Clause Twenty-Eight (Representations by the CLIENT) ceases to be true, consistent, correct or sufficient, as provided for in Paragraph One of Clause Twenty-Eight (Representations by the CLIENT);

II  - when the representation referred to in item I above is requested and not submitted to the BNDES System within the period provided for in Paragraph Two of Clause Twenty-Eight (Representations by the CLIENT);

III  - non-existence or loss of validity and/or effectiveness of any of the environmental licenses, duly issued by the competent environmental agency, necessary for the implementation and/or operation of the project, according to the stage of the project; or

IV  - existence of an administrative or judicial decision that (i) results in the suspension, invalidity or extinction of the environmental licensing of the project or (ii) determines the environmental irregularity of the project, provided that, in both cases, the effects of the decision are not suspended.

12

PARAGRAPH FIVE

For the purposes of the special obligation referred to in item V of this Clause, the CLIENT is considered aware of:

I  - the receipt of summons, subpoena or notification, judicial or out-of-court, made by a judicial or administrative authority.

II  - the communication of the fact by the CLIENT to the competent authority; and

III  - the adoption of a measure by the CLIENT to correct and/or remedy the damages.

PARAGRAPH SIX

For the purposes of the special obligations referred to in Sections XVI and XVII of this Clause, from the date of release of the funds until the date of actual repayment, any payments already made as compensatory interest or amortization of principal shall be deducted from the updated amount to be repaid to the CREDITOR, if applicable.

PARAGRAPH SEVEN

Unjustified proof of the use of funds in accordance with Sections XVI and XVII and the previous paragraph of this Section does not characterize the hypothesis of early maturity of this Instrument in accordance with Section Nineteen (Early Maturity).

FIFTEENTH

OBLIGATIONS OF INTERVENING PARTY EMBRAER S/A

The INTERVENING PARTY EMBRAER S.A., qualified in this Instrument, hereby assumes the obligation to:

I  -     notify the BNDES System, within [***] days from the date on which it becomes aware, that it or any of its managers, its direct or indirect parent companies, its direct or indirect subsidiaries, its employees, agents or representatives, as well as suppliers of a product or service essential to execute the project are involved in an action, procedure and/or lawsuit, judicial or administrative, considered relevant under the terms of Paragraph Two conducted by a national or foreign administrative or judicial authority, provided that they are not under confidentiality or secrecy of justice;

II  - provide the CREDITOR, by [***] during the term of this Agreement, with its individual financial statements for the previous year, audited by an independent auditing company registered with the Brazilian Securities and Exchange Commission - CVM;

III  - maintain unchanged the terms and conditions of the legal instrument that regulates the use of the land on which the object of the project referred to in the Sole Paragraph of Clause One (Nature, Amount and Purpose) is to be built, entered into between the CLIENT and the INTERVENING PARTY EMBRAER S.A., presented under the terms of item "c" of Section I of Clause Four (Conditions for the release of the financial cooperation) of this Instrument, subject to any modification requiring the prior and express authorization of the CREDITOR, in particular but not limited to modifications to its duration, remuneration, object or parties.

PARAGRAPH ONE

For the purposes of the special obligation referred to in item I of this Clause, the INTERVENING PARTY is considered aware of:

I       - the receipt of summons, subpoena or notification, judicial or out-of-court, made by a judicial or administrative authority, national or foreign;

II      - communication of the fact by the INTERVENING PARTY to the competent authority; and

III    - the adoption of a judicial or extrajudicial measure by the INTERVENING PARTY against the offender.

13

PARAGRAPH TWO

For the purposes of the special obligation referred to in item I (notification of relevant proceedings) of this Clause, the following are considered relevant:

I  - all sanctioning administrative proceedings, public civil suits (including administrative misconduct), popular or collective, civil or criminal suits related to the crimes indicated below, when classified as probable or possible loss:

a)  against the national or foreign public administration, against the Democratic Rule of Law, against the economic or tax order, the financial system, the capital market or, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

b)  that result in harassment, discrimination or prejudice based on personal characteristics (such as ethnicity, race, color, socioeconomic status, family situation, nationality, age, sex, sexual orientation, gender identity, religion, beliefs, disability, genetic or health condition, and ideological or political position), irregular, illegal or criminal exploitation of child labor or practices related to work in conditions analogous to slavery, human trafficking, sexual exploitation or the criminal exploitation of prostitution, bullying or sexual harassment, violence against women or crimes against the environment;

II  - all sanctioning administrative proceedings, public civil suits (including administrative misconduct), popular or collective, civil or criminal suits that represent risk to the INTERVENING PARTY’S reputation, regardless of the object or the classification of probability of loss;

III  - procedures or lawsuits against employees, agents or representatives of the INTERVENING PARTY, in which it can be held responsible or that pose a risk to its reputation;

IV  - procedures or lawsuits against suppliers of a product or service essential to execute the project that pose a risk to the INTERVENING PARTY’S reputation and/or execution of the project.

PARAGRAPH THREE

In the cases referred to in the Paragraph Two of this Clause, the CLIENT shall provide, upon request by the BNDES System, a copy of the decisions and agreements, judicial or extrajudicial, reached in the aforementioned proceedings, as well as detailed information on the measures taken as a result of such proceedings, if available.

SIXTEENTH
DEFAULT

In the event of default of the obligations assumed by the CLIENT, the provisions of arts. 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS", referred to in Clause Fourteen (Special Obligations of the CLIENT), item I.

SEVENTEENTH
NOTIFICATION

The CREDITOR, in the event of detecting the occurrence of an event that may characterize the breach of an obligation established in this Instrument, in relation to which there is no fixed term for its fulfillment, will notify the CLIENT and/or INTERVENING PARTY in writing, granting a period of up to [***] days, from the receipt date of the notification, to present proof of correction and/or justification about said event.

14

PARAGRAPH ONE

The CREDITOR may, at its discretion, without prejudice to other measures and penalties provided for in this Instrument and in the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS":

I  - accept the proof of correction and/or justification presented, and must inform the CLIENT and/or INTERVENING PARTY in writing;

II  - require the return of funds, notifying the CLIENT to do so, pursuant to items XVI and XVII of Clause Fourteen (Special Obligations of the CLIENT);

III  - suspend the financial collaboration release; and/or

IV  - declare the Instrument to be due and payable early in accordance with Clause Nineteen (Early Maturity) and, in addition, if the purpose of this Instrument has been impaired, apply the provisions of Paragraph One of Clause Nineteen (Early Maturity).

PARAGRAPH TWO

In the event provided for in item II of Paragraph One of this Clause, the written notification to be sent by the CREDITOR must contain the amount to be refunded, the return period and the information necessary for payment of the amount to be returned.

PARAGRAPH THREE

At the discretion of the CREDITOR, the measure referred to in item III of Paragraph One of this Clause may be determined prior to the CLIENT's notification.

EIGHTEENTH

GUARANTEE TO BE PROVIDED

The fiduciary guarantee in relation to the debt of Sub-credits "A" and "B" will be the guarantee formalized by Letters of Guarantee, according to the model provided by the CREDITOR, to be provided by one or more financial institutions that, in the opinion of the CREDITOR, are in an economic-financial situation that confers on them a degree of notorious solvency, and the guarantor(s) must undertake to be the main payer(s) of the obligations arising from this Instrument, until its final settlement, to limit its liability to installments of the debt of said sub-credits, depending on the amount to be released, in accordance with item III and paragraph Four of Clause Four (Conditions for the release of financial cooperation), expressly waiving the benefits of Articles 366, 827 and 838 of the Civil Code, establishing that any modification of the duration or value of the guarantee is always subject to the prior consent of the guarantor(s).

PARAGRAPH ONE

The Letters of Guarantee referred to in the main section of this Clause will be issued for a minimum period of 24 (twenty-four) months, and must be replaced or renewed until the [***] day prior to the end of the term of its validity, under penalty of early maturity of this Instrument.

PARAGRAPH TWO

The last letter(s) of guarantee to be submitted shall be effective until the [***] after the date of the last amortization installment of this Instrument.

15

NINETEENTH

EARLY MATURITY

The CREDITOR may declare this Instrument as matured in advance, with the enforceability of the debt and immediate suspension of any disbursement, if, in addition to the cases provided for in articles 39 and 40 of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS", referred to in Clause Fourteen (Special Obligations of the CLIENT), item I, are proven by the CREDITOR:

I  - the existence of a final and unappealable condemnatory sentence due to the practice of acts, by the CLIENT, that result in irregular, illegal or criminal exploitation of child labor, practice related to work in conditions analogous to slavery or crime against the environment;

II  - the falsity of the representations presented in Clause Twenty-Eight (Representations by the CLIENT);

III  - filing for judicial, extrajudicial recovery, self-bankruptcy, as well as the decree of bankruptcy or liquidation of the CLIENT;

IV  - failure to comply with the obligations related to the guarantees, assumed hereunder or in its own instrument.

V  - the practice by the CLIENT (i) of the conduct of offering, promising, giving, authorizing, requesting or accepting, directly or indirectly, any undue advantage, pecuniary or of any nature, related in any way to the purpose of this Instrument, as well as (ii) harmful acts, infractions or crimes against the economic or tax orders, the financial system, the capital market or the national or foreign public administration, or the Democratic Rule of Law, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

VI  -              the inclusion, in a corporate agreement, articles of incorporation or organization of the CLIENT, or of the companies that control it, of a provision by which a special quorum is required for the resolution or approval of matters that limit or restrict the control of any of these companies by the respective controllers, or, also, the inclusion in those documents, of a provision that results in:

a)            restrictions on the CLIENT’S ability to grow or its technological development;

b)            restrictions on the CLIENT’S access to new markets; or

c)            restrictions or impairment of the ability to pay the financial obligations arising from this operation;

VII  -              failure to replace the bank Guarantee Letter(s) within the period established in Paragraph One of Clause Eighteen ("Guarantee to be Provided").

PARAGRAPH ONE

In the event of the use of the funds granted for purposes other than those provided for in this Instrument, the debt shall become due and payable and all disbursements shall be suspended forthwith. The BNDES System will communicate the fact to the Federal Public Prosecutor's Office, for the purposes and effects of Law No. 7.492/1986.

PARAGRAPH TWO

This Instrument will also mature in advance, with the enforceability of the debt and immediate suspension of any disbursement, on the election date as a Federal Deputy or Senator, of a person who performs a remunerated function for the CLIENT, or is among its owners, controllers or officers, persons involved in the prohibitions provided for by the Federal Constitution, article 54, items I and II. There will be no more default charges, provided that the payment occurs within 5 (five) business days from the election date, under penalty of not incurring the charges provided for the cases of early maturity due to default.

PARAGRAPH THREE

Declaration of the early maturity based on the provisions of item I will not occur if the imposed repair is made or while the sentence imposed on the CLIENT is being served, subject to due legal process.

16

TWENTIETH

EARLY DEBT SETTLEMENT

In the event of early debt settlement, the guarantees will be released, observing the provisions of art. 18, of the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS" mentioned in Clause Fourteen (Special Obligations of the CLIENT), item I.

PARAGRAPH ONE

In the event of early, partial or full settlement of the debt not referenced [***], on its own initiative or responsibility, the CLIENT undertakes to pay, on the settlement date, the principal amount plus accrued and unpaid interest or the amount equivalent to the present amount of future payments provided for in this Instrument until its regular maturity, whichever is greater.

PARAGRAPH TWO

The present amount referred to in paragraph one will be calculated by discounting the amount of future interest and amortization payments provided for in this Instrument by the sum of items I and II below:

I  - the forward structure of the interest rate related to the market index applicable to the Instrument under settlement, obtained on the platform of the Brazilian Financial and Capital Markets Association (ANBIMA) or another similar provider; and

II  - [***].

PARAGRAPH THREE

The methodology referred to in Paragraph One does not apply to operations in shortage of principal, for which the CREDITOR may arbitrate the non-receipt and alternative costs.

TWENTY-FIRST

COMMISSION FOR FINANCIAL COOPERATION

The CLIENT shall pay to the CREDITOR a Commission for Financial Collaboration of [***] on the value of this Instrument.

PARAGRAPH ONE

The CLIENT authorizes the CREDITOR to deduct from the first installment of the credit, upon its release, the amount of [***], related to the Commission for Financial Collaboration.

PARAGRAPH TWO

In the event that the first release does not occur, or even if the amount mentioned in Paragraph One of this Clause is not deducted from the first release of the credit, the CLIENT undertakes to pay it to the CREDITOR within [***] days from the date on which it is communicated to do so.

17

PARAGRAPH THREE

In the event of non-payment of the Commission for Financial Collaboration in the manner established in this Clause, the CLIENT will be subject to the sanctions provided for in this Instrument and in the "PROVISIONS APPLICABLE TO BNDES AGREEMENTS" mentioned in Clause Fourteen (Special Obligations of the CLIENT) of this Agreement.

TWENTY-SECOND

COMMISSIONS ANDCHARGES

The CLIENT declares itself aware that it will pay the CREDITOR Commissions and Charges due to the request for services or other activities, observing the hypotheses of incidence and the amounts disclosed on the official page of the BNDES on the internet (www.bndes.gov.br).

TWENTY-THIRD

MATURITY ON HOLIDAYS

Any maturity of the principal amortization installment and charges that occur on Saturdays, Sundays or national, state, district or municipal holidays, including bank holidays, will, for all purposes and effects of this Instrument, be moved to the first subsequent business day, and the charges will be calculated up until that date, and the following regular period of determination and calculation of the charges of this Instrument will also begin on that date.

SOLE PARAGRAPH

For the purposes of the main section of this Clause, unless expressly provided otherwise, the holidays of the place where the CLIENT’S headquarters is located, whose address is indicated in this Instrument, will be considered.

TWENTY-FOURTH

RESPONSIBILITIES IN BUSINESS SUCCESSION

In the event of business succession, the eventual successors of the CLIENT will be jointly and severally liable for the obligations arising from this Instrument.

SOLE PARAGRAPH

The provisions of the main section of this Clause do not apply if there is prior consent from the CREDITOR for the removal of solidarity in a partial spin-off.

TWENTY-FIFTH

ENVIRONMENTAL RESPONSIBILITY

The CLIENT undertakes to reimburse to the CREDITOR, regardless of fault, any amount it may be obliged to pay as a result of environmental damage caused by the project referred to in the first paragraph of Clause One (Nature, Amount and Purpose) and to indemnify the CREDITOR for any loss or damage it may suffer as a result of said environmental damage.

18

TWENTY-SIXTH

RECIPROCAL POWER OF ATTORNEY

The CLIENT and the INTERVENING PARTY hereby irrevocably and irreversibly appoint each other as their mutual and reciprocal attorneys-in-fact until the final settlement of the debt assumed herein, with the power to receive summonses, notifications and subpoenas, and also with "ad judicia" powers for legal proceedings in general, which may be subrogated to a lawyer, all in relation to any judicial or extrajudicial proceedings that may be brought against them by the CREDITOR as a result of this Instrument, and to perform all acts necessary for the good and faithful execution of this power of attorney.

TWENTY-EIGHTH

CLIENT STATEMENTS

The CLIENT hereby represents and warrants to the BNDES System that:

I  -              Regarding the legitimacy to formalize this Instrument:

a)                      it has full power, authority and capacity to formalize this Instrument and to perform the obligations assumed herein, having taken all corporate actions necessary to authorize such formalization;

b)                    there is no Federal Deputy, nor Senator elected or sworn in, exercising a paid function or among its owners, controllers or officers, not configuring the prohibitions provided for by the Federal Constitution, art. 54, items I and II;

II  -              Regarding fair practices:

a)                      it complies with anti-corruption laws, regulations and policies, as well as the determinations and rules issued by anybody or entity, national or foreign, to which it is subject by legal or contractual obligation, whose purpose is to inhibit or prevent corrupt practices, illegal expenses related to political activity, harmful acts, infractions or crimes against the economic or tax order, the financial system, the capital market or the national or foreign public administration, or the Democratic Rule of Law, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

b)                    it is not aware that any supplier of a product or service essential to the achievement of the purpose of this instrument has taken any action in connection therewith that violates any of the rules referred to in point "a" of this item;

c)                     neither the CLIENT nor its direct or indirect subsidiaries, or any of the respective officers or administrators, employees, agents and representatives are Sanctioned Persons;

d)                     neither the CLIENT nor its subsidiaries, direct or indirect, are incorporated, domiciled or located in the Sanctioned Country;

e)                     neither the CLIENT nor its subsidiaries, direct or indirect, are party to or intend to be a party to any negotiations or transactions with any Sanctioned Person or related to any activity or transaction blocked in the Sanctioned Country;

f)                        it is not aware of any facts that have not been expressly stated and that, if known, could adversely affect the decision to grant the credit.

g)                      it does not offer, promise, give, authorize, request or accept, nor will it offer, promise, give, authorize, request or accept, directly or indirectly, any undue advantage, pecuniary or of any nature, related in any way to the purpose of this Instrument, nor does it practice and will not practice harmful acts, infractions or crimes against the economic or tax orders, the financial system, the capital market or the national or foreign public administration, the Democratic Rule of Law, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

h)                      it does not practice acts that result in discrimination based on race, ethnicity or gender, irregular, illegal or criminal exploitation of child labor, practice related to work in conditions analogous to slavery, or that characterize bullying or sexual harassment, violence against women or that result in a crime against the environment and will not practice said acts during the term of this Instrument;

i)                         it takes and will take, during the term of this Instrument, all measures at its disposal to prevent its managers or its subsidiaries; its employees, agents or representatives; as well as suppliers, of a product or service essential for the execution of the purpose provided for in this Instrument, from practicing the acts described in items “g” and “h” above;

19

III  -              With regard to socio-environmental aspects:

a)                      it complies with the provisions of the legislation regarding the National Environmental Policy and adopts measures and actions aimed at avoiding or correcting damages or violations to the environment, safety and occupational medicine that may be caused as a result of the purpose provided for in this Instrument;

b)                     it is in good standing with the Environmental Authorities and that all licenses, permits, approvals, etc., presented to the CREDITOR, which are currently necessary for the execution of the purpose provided for in this Instrument, remain valid;

c)                      it complies with the legislation applicable to persons with disabilities in the execution of the purpose provided for in this Instrument, in particular the requirements provided for in Law No. 13.146/2015 (Statute of Persons with Disabilities);

d)                      it observes the following international agreements ratified by Brazil: I) Convention on the Prohibition of the Development, Production and Stockpiling of Bacteriological (Biological) and Toxin-Based Weapons and on their Destruction, promulgated by Decree no. 77.374/1976; II) Vienna Convention for the Protection of the Ozone Layer and the Montreal Protocol on Substances that Deplete the Ozone Layer, promulgated by Decree no. 99.280/1990; III) Basel Convention on the Control of Transboundary Movements of Hazardous Waste and their Disposal, promulgated by Decree no. 875/1993; IV) Treaty on the Non-Proliferation of Nuclear Weapons, promulgated by Decree no. 2.864/1998; V) International Convention on the Prohibition of the Development, Production, Stockpiling and Use of Chemical Weapons and on the Destruction of Existing Chemical Weapons in the World, promulgated by Decree no. 2.977/1999; VI) Convention on the Prohibition of the Use, Stockpiling, Production and Transfer of Anti-Personnel Mines and on their Destruction, promulgated by Decree no. 3.128/1999; VII) Convention on International Trade in Endangered Species of Wild Fauna and Flora – CITES, pursuant to Decree no. 3.607/2000; VIII) Stockholm Convention on Persistent Organic Pollutants; and IX) Minamata Convention on Mercury, promulgated by Decree no. 9.470/2018;

e)                      it is not aware of any fact or event, including the issuance of an administrative or judicial decision, that compromises the environmental regularity of the financed project;

f)                       the execution of the purpose provided for in this Instrument does not provide for the reduction of the CLIENT’S permanent staff;

IV  -              With regard to tax aspects:

a)                      it is current with its tax obligations, including social, labor and social security contributions;

V  -              With respect to the guarantees provided:

a)                      it will keep and conserve the assets given as collateral, in accordance with the provisions of items I and II of article 1.363 of the Civil Code, being civilly responsible for any breach of these obligations;

VI  -              In relation to the other legal impediments to formalize this Instrument:

a)                      on the date of formalization of this Instrument, there is no default with the Federal Government, its organs and entities of the direct and indirect administrations, except for the notes whose handling has been specified, and this representation does not include obligations whose proof of compliance must be made by means of a certificate, due to the legislation in effect;

b)                      there are not, as of the formalization date of this Instrument, against the CLIENT and its officers (i) Johann Christian Jean-Charles Bordais, [***]; (ii) Eduardo Siffert Couto, [***]; and (iii) Luiz Felipe Ribeiro Valentini, [***], final administrative sanctioning decision, issued by a competent authority or body, due to the practice of acts that result in discrimination based on race, ethnicity or gender, irregular, illegal or criminal exploitation of child labor or practices related to work in conditions analogous to slavery, and/or final and non-appealable conviction, rendered as a result of said acts, or others that characterize bullying or sexual harassment, violence against women or that result in a crime against the environment;

c)                      on the date of formalization of this Instrument, there is no administrative or judicial conviction against the CLIENT and its officers, already qualified, capable of producing effects, which results in a prohibition to enter into contracts with official financial institutions or with the Public Administration, or to receive incentives, subsidies, grants, donations or loans from public bodies or entities and public financial institutions or controlled by the government, due to the practice of unlawful acts defined by law.

20

PARAGRAPH ONE

The CLIENT shall communicate to the CREDITOR any material change in fact that causes the representations made in this Clause to cease to be true, consistent, correct or sufficient, until the final settlement of all obligations arising from this Instrument. In the event of this communication, the CLIENT undertakes to provide the CREDITOR, when requested and within the period indicated by it, with the information and documents necessary to understand the factual situation and the measures adopted by the CLIENT. If the CREDITOR does not receive any communication from the CLIENT in this regard, the representations made by the CLIENT in the form of the main section will be considered valid and reiterated throughout the term of this Instrument.

PARAGRAPH TWO

The CLIENT shall, upon request for release of any part of the credit, or upon request of the CREDITOR, within a period of up to 30 days from the date of receipt of the notification, expressly reiterate the representations made in this Clause, except as provided in item 'a' of item I and in item VI, subject to Paragraph One.

PARAGRAPH THREE

The CLIENT undertakes to maintain, during the effectiveness of this Instrument, performance compatible with the statements made in the main section and in the form of Paragraphs One and Two of this Clause, being aware that if such statements are not or cease to be true, consistent, correct or sufficient, the applicable legal sanctions, of a civil and criminal nature, may be applied, in addition to the early maturity of the Agreement.

PARAGRAPH FOUR

For the purposes of item “i” of item II of the main section of this Clause, measures are considered to prevent the practice of corrupt conduct, among others, the implementation, maintenance and/or improvement of internal control practices and/or systems, including standards of conduct, integrity policies and procedures, in order to ensure faithful compliance with national or foreign legislation applicable to the CLIENT and/or its subsidiaries.

PARAGRAPH FIVE

For the purposes of item II of the main section of this Clause, the following definitions are adopted:

I  - Sanctioned Country: any country or territory that is, or whose government is, subject to Sanctions;

II  - Sanctioned Person: any individual or legal entity, authority or governmental body with whom transactions are restricted or prohibited by Sanctions;

III  - Sanctions: economic or financial sanctions, embargoes and restrictive measures in force, administered or applied by the United Nations Security Council, the Brazilian State or by an authority exercising jurisdiction over the CLIENT, its subsidiaries, or any of their respective officers or directors, employees, agents and representatives, due to their domicile or business activities.

21

TWENTY-NINTH

DECLARATIONS OF THE INTERVENING

The INTERVENING PARTY hereby represents and warrants to the CREDITOR that:

I -              Regarding the legitimacy to intervene in this Instrument:

a) it has full power, authority and capacity to intervene in this Instrument and fulfill the obligations assumed herein, having adopted all necessary measures to authorize the respective intervention;

II  -              Regarding fair practices:

a)                   it complies with anti-corruption laws, regulations and policies, as well as the determinations and rules issued by anybody or entity, national or foreign, to which it is subject by legal or contractual obligation, whose purpose is to inhibit or prevent corrupt practices, illegal expenses related to political activity, harmful acts, infractions or crimes against the economic or tax order, the financial system, the capital market or the national or foreign public administration, or the Democratic Rule of Law, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation;

b)                      neither the INTERVENING PARTY nor its subsidiaries, direct or indirect, or any of the respective officers or managers, employees, agents and representatives are Sanctioned Persons;

c)                      neither the INTERVENING PARTY nor its subsidiaries, direct or indirect, are incorporated, domiciled or located in a Sanctioned Country;

d)                      neither the INTERVENING PARTY nor its subsidiaries, direct or indirect, are party to or intend to be a party to any negotiations or transactions with any Sanctioned Person or related to any activity or transaction blocked in the Sanctioned Country;

e)                      it is not aware of any facts that have not been expressly stated and that, if known, could adversely affect the decision to grant the credit.

f)                        it does not offer, promise, give, authorize, request or accept, nor will it offer, promise, give, authorize, request or accept, directly or indirectly, any undue advantage, pecuniary or of any nature, related in any way to the purpose of this Instrument, nor does it practice and will not practice harmful acts, infractions or crimes against the economic or tax orders, the financial system, the capital market or the national or foreign public administration, the Democratic Rule of Law, of "laundering" or concealment of assets, rights and values, terrorism or financing of terrorism, provided for in the applicable national and/or foreign legislation, and it takes and will take all measures within its power to prevent the administrators/directors, employees, agents, representatives, itself or its subsidiaries from doing so;

III  -              With regard to tax aspects:

a)                      it is current with its tax obligations, including tax, labor and social security contributions;

PARAGRAPH ONE

The INTERVENING PARTY is aware that the falsity of the representations made in the main section of this Clause may result in the application of the applicable legal sanctions, of a civil and criminal nature.

PARAGRAPH TWO

The INTERVENING PARTY shall, at the request of the CREDITOR, within a period of up to [***] from the date of receipt of the notification, expressly reiterate the representations made in this Clause and notify the CREDITOR of any material change of fact that causes the representations to cease to be true, consistent, correct or sufficient, until the final settlement of all obligations under this Instrument.

22

PARAGRAPH THREE

For the purposes of item II of the main section of this Clause, the following definitions are adopted:

I  - Sanctioned Country: any country or territory that is, or whose government is, subject to Sanctions;

II  - Sanctioned Person: any individual or legal entity, authority or governmental body with whom transactions are restricted or prohibited by Sanctions;

III  -Sanctions: economic or financial sanctions, embargoes and restrictive measures in force, administered or applied by the United Nations Security Council, the Brazilian State or by an authority exercising jurisdiction over the INTERVENING PARTY, its subsidiaries, or any of their respective officers or directors, employees, agents and representatives, due to their domicile or business activities.

PARAGRAPH FOUR

For the purposes of point “f” of item II of the main section of this Clause, measures are considered to prevent the practice of corrupt conduct, among others, the implementation, maintenance and/or improvement of internal control practices and/or systems, including standards of conduct, integrity policies and procedures, in order to ensure faithful compliance with national or foreign legislation applicable to the INTERVENING PARTY and/or its subsidiaries.

THIRTIETH
PUBLICITY

The CLIENT and the INTERVENING PARTY authorize the external disclosure:

I  - of the entirety of this instrument by the CREDITOR, regardless of its public registration in at a registry office;

II  - of the results of the following indicators of effectiveness and effectiveness of the financing granted in this instrument, which will not contain information that may compromise confidentiality provided for by law: Built area of pioneer plant (m²), Expenditure on innovative activities (R$ thousand) and Net Operating Revenue (R$ thousand/year).

THIRTY-FIRST

TRANSFER OF SECRECY

The CLIENT and the INTERVENING PARTY declare that they are aware that the BNDES System will provide the Federal Court of Accounts (TCU), the Federal Public Prosecutor's Office (MPF), the Office of the Comptroller General (CGU) and, when the funding resources originate from the Worker Support Fund - FAT, also to the Deliberative Council of the Worker Support Fund (CODEFAT) and the Ministry linked to it, or other public agency that succeeds it, the information that is requested by them, with the transfer of the duty of secrecy.

THIRTY-SECOND

PERSONAL DATA ACCESS AND PROTECTION

The Parties, in compliance with the provisions of Law no. 13.709/2018 (General Data Protection Regulation - LGPD), in the current legislation on personal data protection and in any determinations of regulatory bodies/entities, undertake to protect the rights related to personal data processing, and, therefore, adopt measures of good governance under the technical aspect, including security, legal and administrative, observing mainly the following:

I  - the personal data processed as a result of this Instrument must be accurate and updated. Processing must comply with the parameters provided for in the legislation, especially in the LGPD and must also be in accordance with the purposes expressed in this Instrument, except for the latter requirement, in cases where the Parties are considered independent controllers;

II  - each Party will be an independent controller, for the purposes of this Instrument, and it is appropriate to individually define the appropriate legal bases and guidelines for processing operations, in relation to the following personal data: (i) that they will collect directly from the respective data subjects, provided that this processing operation is based on their own decisions; (ii) arising from their own databases; and (iii) related to their body of collaborators, employees and/or agents involved in the regular execution of this Instrument;

III  - personal data received from the other Party as a result of this Instrument must be deleted once it has been processed, except when the Law allows such data to be kept after this event.

23

PARAGRAPH ONE

The Parties authorize the disclosure of personal data expressly contained in this Instrument, such as name, CPF, position of the legal representatives who subscribed to this instrument and those mentioned as responsible for receiving any notifications, for the purpose of publicizing credit operations on their institutional website, committing to inform about the use of such personal data, when applicable, to their respective data subjects, as well as undertake to collect consent, when necessary, as provided for in the LGPD.

PARAGRAPH TWO

The Security Incident, as well as unauthorized improper access and the leak or loss of personal data, will be the sole responsibility of the Party giving rise to it, and solidarity or subsidiarity will not apply if the other Party has not processed the personal data object of the incident and has not violated the personal data protection legislation.

THIRTY-THIRD

PROCESSING OF PERSONAL DATA BY THE BNDES SYSTEM

The BNDES System, whenever it is characterized as a controller of personal data, in accordance with the Corporate Policy for Personal Data Protection of the BNDES System (PCPD) and the Corporate Policy for Information Security of the BNDES System (PCSI), may only process the personal data shared based on the hypotheses provided for in the LGPD (legal basis), following the principles provided for in this legislation, in particular that of adequacy, security, prevention and minimization.

PARAGRAPH ONE

Personal data processing, including administrators, partners, service providers and individuals may occur in the cases shown in the Terms of Use and Privacy Notice of the Client’s Portal, available at the following link: https://www.bndes.gov.br/wps/portal/site/home/financiamento/roteiros/portal-do-cliente.  Among the intended purposes we highlight the following:

I  -              to execute contractual obligations (e.g., data of the company's collaborators to enable notifications, contact information of legal representatives, administrators or commercial contacts to enable billing to be sent and financial resources to be released);

II  - for compliance with legal or regulatory obligations (e.g. data from partners, administrators and guarantee providers to carry out the necessary steps to comply with the rules on the prevention of money laundering, financing of terrorism and the proliferation of weapons of mass destruction);

III  - to protect the credit granted (e.g. data of partners and guarantee providers to carry out consultations and sharing with institutions that provide services related to credit analysis, including the Credit Information System - SCR); and

IV  - to improve and optimize CLIENT’s experience (e.g. contact information of company collaborators to send offers of products similar to those contracted).

PARAGRAPH TWO

The personal data processed, including those related to financing/loan operations or another form of financial support, may be shared with the people listed in the Terms of Use and Privacy Notice of the Client´s Portal, available at the following link: https://www.bndes.gov.br/wps/portal/site/home/financiamento/roteiros/portal-do-cliente, which we highlight the following:

I  - international organizations, with which the BNDES System raises funds, such as the Inter-American Development Bank (IDB) and the World Bank, for the purpose of demonstrating the correct application of funds, subject to the provisions of the LGPD on the subject;

II  - with control entities and bodies, such as the Central Bank of Brazil, the Federal Court of Accounts, the Federal Comptroller General's Office, the Federal Public Prosecutor's Office and the Federal Police, whenever requested by these entities; and

III  - with entities and bodies that are members of the Direct and Indirect Public Administration (such as Ministries, autarchies and public companies), for the purposes of accountability and execution/formulation of public policies, for the fulfillment of other legal or regulatory obligations or, also, in accordance with the other legal bases provided for in the LGPD.

24

PARAGRAPH THREE

The data subjects of personal data processed may answer questions related to the legislation on personal data protection through e-mail to be sent to the following e-mail address: dpo_encarregado@bndes.gov.br, and exercise the rights mentioned below through the Fala.BR Channel - Integrated Platform for Ombudsman and Access to Information, available at https://www.bndes.gov.br/wps/portal/site/home/quem-somos/canais-atendimento/ouvidoria/ouvidoria-envie-sua-mensagem, as informed in the Terms of Use and Privacy Notice:

I  - access to data;

II  - confirmation of the existence of processing;

III  - correction of incomplete, inaccurate or outdated data;

IV  - withdrawal of consent, ratifying the processing carried out under the support of the consent previously expressed;

V  - knowing with which public and private entities the BNDES shared its data; and

VI  - request for anonymization, blocking or deletion of unnecessary, excessive or processed data in violation of the provisions of the General Personal Data Protection Regulation (LGPD).

THIRTY-FOURTH
COMMUNICATIONS

All notices under this Instrument shall be in writing and shall be sent by registered mail or electronic mail (e-mail) to the following addresses or to such other addresses as the CREDITOR or the CLIENT and the INTERVENING PARTY may designate:

BNDES:              Av. República do Chile, no. 100, Centro Rio de Janeiro - RJ

CEP 20.031-917

Tel.: [***]

Email:  [***]

C/O:  [***]

CLIENT: Rodovia Presidente Dutra, s/nº - km 134 – Edif. E-571 – Eugênio de Melo São José dos Campos - SP

CEP 12247-004

Tel.: [***]

Email: simone.oliveira@eveairmobility.com c/c legal@eveairmobility.com

C/O: Simone Galvão de Oliveira

INTERVENING PARTY: Avenida Brigadeiro Faria Lima No. 2170, Putim

São José dos Campos - SP CEP 12227-901

Tel.: [***]

Email: [***]

25

SOLE PARAGRAPH

Any communications under this Instrument will be valid and considered delivered on the receipt date, as evidenced by a protocol signed by the party to which it is delivered; in the case of transmission by mail, upon acknowledgment of receipt; or, in the case of transmission by electronic mail (e-mail), on the sending date of the correspondence, if sent by the end of the recipient´s business day and, if after that time, on the subsequent business day.

THIRTY-FIFTH
JURISDICTION

The Forums are elected to settle disputes arising from this Instrument, which cannot be resolved out of court, those of Rio de Janeiro and the headquarters of the CREDITOR.

THIRTY-SIXTH

EFFECTIVENESS OF THE INSTRUMENT

The effectiveness of this Instrument is subject to its return to the CREDITOR, which may occur electronically, within 60 (sixty) days, as of the date on which it was attached to the end of this Instrument, with the signature of the legal representatives of the CLIENT and the INTERVENING PARTY, and the CREDITOR must send electronic correspondence to the CLIENT about the fulfillment of this condition.

PARAGRAPH ONE

The term established in the main section of this Clause may be extended by the CREDITOR upon communication to the CLIENT.

PARAGRAPH TWO

In the event that the extension of the period provided for in Paragraph One is granted, the CLIENT will pay to the CREDITOR the Credit Reserve Charge of 0.1% (one tenth percent), chargeable for a period of 30 days, or fraction thereof, levied on the amount of the credit, for a period counted from the 61st (sixty-first) day as of the date on which it was attached to the end of this Instrument up until the effective Instrument or termination date for non-compliance with the condition(s) of effectiveness, the respective payment being required for the initial use of the credit, from which it will be deductible, or after the termination of the Instrument.

THIRTY-SEVENTH

EXTINCTION

If the obligation borne by the CLIENT, established in Clause Thirty-Six (Effectiveness of the Instrument), is not fulfilled within the period established in said Clause, this Instrument shall be deemed to have expired by operation of law, in which case the CREDITOR shall notify the CLIENT of such expiration.

THE CLIENT EVE SOLUÇÕES DE MOBILIDADE AÉREA URBANA LTDA.

presented the Debt Clearance Certificate related to Federal Taxes and Active Debt of the Federal Government - CND No. B104.705D.6D6E.F750, issued on September 24, 2024, by the Federal Revenue Service of Brazil and the Attorney General's Office of the National Treasury, and valid until March 23, 2025.

The INTERVENING PARTY EMBRAER S.A. presented the Debt Clearance Certificate related to Federal Taxes and Active Debt of the Federal Government - CND No. E266.FB09.87D1.DD97, issued on April 18, 2024, by the Federal Revenue Service of Brazil and the Attorney General's Office of the National Treasury, and valid until October 15, 2024.

The CREDITOR is hereby represented by the undersigned and identified Superintendent and Head of Department, pursuant to the power of attorney drawn up in Book 1009, pages 098-102, of the 22nd Notary Public's Office of the Judicial District of the Capital of the State of Rio de Janeiro on April 4, 2024.

The parties sign, by means of a digital certificate issued in the ICP-Brasil standard, in accordance with the provisions of article 1 and article 10, paragraph 1 of Provisional Measure no. 2.200-2/2001. For all purposes, they declare that the type of signature used meets the provisions of § 4 of art. 784 of the Code of Civil Procedure and consider the date affixed to the end of the instrument as that of the legal formalization of this Instrument.

26

Rio de Janeiro, October 07, 2024.

For the CREDITOR:

/s/ Flavia Campos Kickinger	/s/ João Pualo Pieroni
BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES

For the CLIENT:

/s/ Luiz Felipe Ribeiro Valentini	/s/ Johann Christian Jean Charles Bordais
EVE SOLUÇÕES DE MOBILIDADE AÉREA URBANA LTDA.

For the INTERVENING PARTY:

/s/ Felipe Santana Santiago de Lima	/s/ Fernando Elias dos Santos
EMBRAER S.A.

27